UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2011

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

1818 Market Street, Suite 3700, Philadelphia, Pennsylvania 199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)		19103 06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 10, 2011, Chemtura Corporation held its 2011 Annual Meeting of Shareholders.  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in Chemtura’s Proxy Statement filed with the Securities and Exchange Commission on April 4, 2011 (the “Proxy Statement”).  The results of the shareholder vote are as follows:

a.
Messrs. Jeffrey D. Benjamin, Timothy J. Bernlohr, Alan S. Cooper, James W. Crownover, Jonathan F. Foster, Craig A. Rogerson, John K. Wulff and Ms. Anna C. Catalano were each elected by the shareholders to a term to expire in 2012 or until their respective successors are duly elected and qualified.

Nominees	For	Withheld	Broker Non-Votes
Jeffrey D. Benjamin	63,267,171	270,477	15,170,354
Timothy J. Bernlohr	63,042,569	495,079	15,170,354
Anna C. Catalano	63,266,566	271,082	15,170,354
Alan S. Cooper	63,269,541	268,107	15,170,354
James W. Crownover	63,264,313	273,335	15,170,354
Jonathan F. Foster	63,267,428	270,220	15,170,354
Craig A. Rogerson	61,670,482	1,867,166	15,170,354
John K. Wulff	54,665,630	8,872,018	15,170,354

b.
The shareholders approved, on an advisory (non-binding) basis, the compensation paid to Chemtura’s named executive officers disclosed in the Proxy Statement, including the Compensation Discussion and Analysis, the compensation tables and related disclosures.

For	Against	Abstain	Broker Non-Votes
62,038,570	620,401	878,677	15,170,354

c.	The shareholders voted, on an advisory (non-binding) basis, the frequency of which Chemtura should hold advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
58,422,717	57,601	4,142,565	914,765	15,170,354

Consistent with a majority of the votes cast with respect to this proposal and with the recommendation of Chemtura’s Board of Directors, Chemtura will hold a shareholder advisory vote on the compensation of Chemtura’s named executive officers annually until the next required vote on the frequency of shareholder votes on the compensation of Chemtura’s named executive officers as required pursuant to Section 14(A) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

d.	The shareholders ratified the appointment of KPMG LLP as Chemtura’s independent registered public accounting firm for 2011.

For	Against	Abstain
78,544,877	138,786	18,977

Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
(Registrant)

By:	/s/ Billie S. Flaherty
Name:	Billie S. Flaherty
Title:	SVP, General Counsel & Secretary

Date:	May 12, 2011